Exhibit 10.5

Schedule No. 002, dated May 23, 2023

This Schedule hereby fully incorporates by reference that certain Master Agreement No. 1462 dated December 28, 2021 (the “Master Agreement”) between Maxus Capital Group, LLC, as Lessor, and White Claw Colorado City, LLC, as Lessee, and Jorgan Development, LLC, as Co-Lessee.

LESSEE AGREES TO LEASE THE DESCRIBED EQUIPMENT FROM LESSOR, AND LESSOR BY ACCEPTANCE OF THIS SCHEDULE AGREES TO LEASE THE EQUIPMENT TO LESSEE, ON THE TERMS AND CONDITIONS SET FORTH IN THIS SCHEDULE AND THE MASTER AGREEMENT, WHICH IS INCORPORATED HEREIN BY REFERENCE.

Equipment Description

The equipment is defined and described on the attached Exhibit A - Equipment Description (the “Equipment”).

1.	Base Monthly Rental:	$57,961.95 USD. The Base Monthly Rental shall be adjusted prior to the Base Term Commencement Date in accordance with changes in the 3-Year Interest Rates, as reported in the Federal Reserve Statistical Release H.15 under the heading “Treasury constant maturities, Nominal,” as of the business day preceding the date on which all of the Equipment is accepted for purposes of the Lease as evidenced by the Installation Certificate. If, for the business day preceding the date on which the Equipment is accepted, the interest rate on the aforementioned 3-Year Interest Rates is greater than 3.90% (the “Benchmark Rate”), the Base Monthly Rental will be adjusted as follows: for each one one-hundredth of one percent (.01%) variance, all rent amounts due pursuant to this paragraph will be increased (in accordance with the variance from the 3-Year Interest Rate) by $12.47 (the “Rental Adjustment Factor”).

2.	Equipment Location:	18511 Beaumont Highway, Houston, TX 77049 as further described in Exhibit A

3.	Equipment Return Location:	To be determined by Lessor

4.	Expected Delivery Date:	Unless and until Lessee has executed an Installation Certificate, Lessor may establish the actual delivery date by reference to the shipping records of the Supplier or the shipper or by other reliable means.

5.	Base Term:	48 months

6.	Lessee Address for Notices: (if different from Master Agreement)	N/A

7.	Value of Calculation for Stipulated Loss Value:	$2,223,055.30 USD

8.	Special Terms:

i.) Security Deposit to be held by Lessor in any of its accounts without the payment of interest, and to be applied by Lessor as set forth in Section 19 of the Master Agreement: $57,961.95

ii.) Prior to Acceptance: Prior to the receipt by Lessor of an executed Installation Certificate, including during a period of progress payments, Lessor may, in its sole discretion, cease funding the purchase of Equipment if Lessor determines in its commercially reasonable discretion that a material adverse change has occurred in Lessee’s financial condition or business, after which determination Lessee will immediately repay all amounts advanced by Lessor plus interest and charges due.

iii.) Lessor irrevocably consents, agrees to, and approves the execution and entering into by Lessee of that certain Equipment Sublease Agreement of even date herewith by and between Lessee, as Sublessor, and VivaVentures Remediation Corporation, as Sublessee (the “Sublease”) pursuant to Master Agreement Section 9(c). Furthermore, Lessor permits VivaVentures Remediation Corporation to obtain at their expense the insurance conforming with the Master Agreement pursuant to Section 15 thereof.

iv.) Lessee shall have the right to exercise an early buyout option with respect to the Equipment in accordance with the terms of this section. To exercise such right: (a) no Event of Default, or event or condition which, with the giving of notice or the passage of time or both, would constitute an Event of Default, shall have occurred under this Lease; and (b) Lessee shall have given Lessor prior written notice of its election to exercise such

Schedule Page 2 of 3

Maxus Lease No. 1462-002

option, which notice shall designate the respective early purchase option to be exercised and shall be given no more than 180 days, nor less than 120 days prior to the applicable EBO Date, as such term is hereafter defined. Upon such exercise, Lessee shall purchase all but not less than all of the Equipment covered by this Lease, effective as of the Base Monthly Rent due date which falls exactly on the third anniversary of the Base Term Commencement Date (the “EBO Date”), by paying Lessor, in immediately available funds, the sum of the amount listed below, plus all Base Monthly Rent, including the Base Monthly Rent amount due on such EBO Date, and all other amounts then due and payable under this Lease as of such EBO Date. Upon receipt of such sum, together with any applicable taxes then or thereafter due, Lessor shall execute and deliver to Lessee a bill of sale for the Equipment, without representation or warranty except that the Equipment shall be free and clear of any liens, claims or encumbrances created by or through Lessor:

Early Buyout Option Amount for 36 months: $684,525.35

v.) End of Base Term Options: Provided that no Event of Default or event or condition which, with the giving of notice or the lapse of time or both, would constitute an Event of Default has occurred, at the end of the Base Term of the Lease, Lessee may elect one of the following options: (1) purchase all, but not less than all, of the Equipment for its then fair market value; or (2) renew the Lease for a mutually agreeable term for the Equipment’s then fair market rental value; or (3) return the Equipment to a location within the continental United States to be designated by Lessor, together with a payment to Lessor of a refitting / restocking fee equal to fifteen percent (15%) of the Value of Calculation for Stipulated Loss Value. For purposes of this paragraph, and in lieu of any other definition thereof, “fair market value” means the value determined by Lessor in its reasonable discretion in accordance with its usual procedures, subject to an appraisal if reasonably requested by Lessee at the expense of Lessee with an appraiser selected by Lessor. If Lessee elects to exercise its purchase option, upon receipt of such purchase price, together with any applicable taxes then or thereafter due, Lessor shall execute and deliver to Lessee a bill of sale for the Equipment, without representation or warranty except that the Equipment is free and clear of any liens, claims or encumbrances created by or through Lessor. Lessee covenants that it will not enter into negotiations for future lease or financing transactions with Lessor’s Assignee without prior written consent of Lessor.

vi.) Financial Covenants:

(a) Fixed Charge Coverage Ratio: Lessee shall maintain a Fixed Charge Coverage Ratio of not less than 2.50 to 1.00, calculated and tested as of the last day of each fiscal quarter during the Base Term on a trailing twelve-month basis beginning with the fiscal year ending December 31, 2024. As used herein, “Fixed Charge Coverage Ratio” shall be defined as (1) the EBITDA of Lessee, being the sum of net income plus (+) interest expense, plus (+) federal, state and local income taxes, plus (+) depreciation and amortization, such sum to be divided by (2) the aggregate payment obligations of Lessee, being the principal payments on all long-term debt, plus (+) interest expense, plus (+) federal, state and local income taxes.

(b) Leverage Ratio: Lessee shall maintain a Debt to Tangible Net Worth Ratio of not more than 3.00 to 1.00, calculated and tested as of the last day of each fiscal quarter during the Base Term beginning with the fiscal year ending December 31, 2024.

“Leverage Ratio” shall be defined as follows: (1) Total Liabilities minus (-) Subordinated Debt, as defined below, divided by (2) Tangible Net Worth (total assets minus (-) intangible assets, which include patents and copyrights, minus (-) Total Liabilities plus (+) Subordinated Debt.

“Subordinated Debt” shall mean the present balance of liabilities owed by Lessee to its equity members, officers, and affiliated companies, as identified in a debt schedule provided by Lessee of the same date as the applicable fiscal quarter financial statements for which this Leverage Ratio is being calculated.

(c) Cash Flow Distribution: After the Base Term Commencement Date and continuously thereafter while any Rent payments are due and owing Lessor, any equitable distribution of cash by Lessee to its members is subject to the approval of Lessor, which approval shall not be unreasonably withheld or delayed.

vii.) Lessee will maintain with Lessor a Cash Reserve in an amount equal to a maximum of six Base Monthly Rental payments totaling $347,771.80 (the “Maximum Reserve). The first $100,000.00 will be funded as part of the Value of Calculation for Stipulated Loss Value. Commencing on the twenty-fourth (24th) day of the month immediately following the Base Term Commencement Date, or in the case of such day being a Saturday, Sunday, or New York banking holiday, then on the first succeeding regular banking day, and thereafter each month during the Base Term, Lessee shall pay Lessor by wire transfer to an account designated by Lessor, which account may change from time to time, a cash reserve payment equal to $20,647.65 (the “Reserve Payment”), monthly in arrears, during the first twelve (12) months of the Base Term until Lessor has received an additional amount equal to $247,771.80 USD. For the purpose of securing all of Lessee’s obligations under the Master Agreement and all Schedules, Lessee grants to Lessor a security interest in the Cash Reserve described herein. Any and all such Cash Reserve may be commingled by Lessor with other funds without any interest payable to Lessee. Upon an Event of Default by Lessee hereunder, Lessor

Schedule Page 3 of 3

Maxus Lease No. 1462-002

may, but shall not be obligated to, apply any such Cash Reserve to any obligation of Lessee under any Lease, in which event Lessee shall promptly restore the amount thereof on demand. Upon compliance by Lessee with all terms of each Schedule, and within thirty (30) days after the End of Term, Lessor shall return to Lessee the balance of any Cash Reserve. Lessee agrees that, in the event of Lessee’s bankruptcy, Lessor shall be entitled to set off and retain any amount of the Cash Reserve against any and all amounts due to Lessor from Lessee, whether such amounts are classified as “pre-petition” or “post-petition” liabilities and whether or not the same are entitled to priority.

viii.) If Lessor takes possession of the Equipment, whether in exercising a remedy under this Lease or as a result of Lessee’s election to return the Equipment to Lessor at End of Term, then Lessee hereby grants Lessor a non-exclusive right of restricted use and license, at no cost to Lessor, of Lessee’s intellectual property and other proprietary technology related to the Equipment, including, but not limited to, Lessee’s rights in the proprietary and confidential information of the Equipment’s manufacturer and vendor and the Assignment of Lease Agreements detailed in section “XI” of the attached Exhibit A - Equipment Description, solely (a) to allow Lessor to demonstrate the Equipment to prospective purchasers or lessees, and (b) to grant a one-time sub-license of said intellectual property to any actual purchaser or lessee of the Equipment on a “no-fee” basis.

THIS SCHEDULE (INCORPORATING THE MASTER AGREEMENT) CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE LESSOR AND LESSEE AS TO THE LEASE AND THE EQUIPMENT. IN THE EVENT OF A CONFLICT BETWEEN THE TERMS AND PROVISIONS OF THIS SCHEDULE AND THOSE OF THE MASTER AGREEMENT, THE TERMS AND PROVISIONS OF THIS SCHEDULE SHALL CONTROL AND PREVAIL.

Lessee:	White Claw Colorado City, LLC	Lessor:	Maxus Capital Group, LLC

By:		By:

Print Name:	James H. Ballengee		Anthony N. Granata

Title:	President & CEO		Vice President

Notwithstanding anything contained in this Schedule, or any other writing to the contrary, Co-Lessee does hereby consent, agree, execute and enter into this Schedule solely, exclusively, and INSOFAR AND ONLY INSOFAR, for the purposes set forth in the Master Agreement:

Co-Lessee:	Jorgan Development, LLC

By:

Print Name:	James H. Ballengee

Title:	Manager

This is Counterpart No. ____ of 2 serially numbered counterparts. To the extent that this document constitutes chattel paper under the Uniform Commercial Code, no security interest in this document may be created through the transfer and possession of any counterpart other than Counterpart No. 1.

Maxus Capital Group, LLC
Schedule 1462-002

Exhibit A - Equipment Description

I.	METAL BUILDING -(60’ X 130’) APPROX. 7,800 SF (POLE BARN STYLE):
●	Metal R-Panel 26 ga. Construction on walls
●	24’ Eaves (Minimum Eave Height of 22’)
●	1.12 Pitch Roof with Solar Reflecting R-Panel
●	Skirt Wall 15’ x 6’
●	Minimum (2) 3’x7’ Exit Doors with Push Bar Exit per County Requirements for Emergency EGRESS/INGRESS
●	(6) Six Bays
●	(4) Four Bay Doors, Height to be at least 20’
●	Highest Point on Metal Building Apex, 25’

II.	PAD SITE-APPROX. 97,500 SF:
●	Based on a Total Depth of 8” -12” with Crushed Concrete #57 Rock and #1 Rock
●	Non-woven 6oz Geotextile Fabric

Ill.	CONCRETE SLAB - (100’ X 150’ X 8”) APPROX. 15,000 SF:
●	Dirt work - Staking, Grading, and Elevations
●	Form with 2x12
●	Bell Bottom Piers as Designated by Shop Drawings from Metal Building Fabricator
●	Minimum of (10) Ten Piers
●	Utilize Minimum 6 MIL Poly Plastic for Vapor Barrier
●	Set Steel - 5/8” Rebar# 5 Grade 60 A min. of 16” O.C.E.W. in (2) Two Lifts for 8” Slab
●	Concrete Mix will be Optimized for Environmental Conditions for Maximum Strength and Performance - 4000 PSI min. 1.5” Rock in Mix.
●	Smooth Finish with Gas Power Trowel
●	6” Curb Around Perimeter

IV.	CONCRETE RETAINING WALLS:
●	8” x 3’ High, Approx. 70’ Long 3,000 PSI Concrete Walls

V.	COMMERCIAL BOX GUTTERS:
●	Gutters and Downspouts

VI.	DIRTY WATER WASH SYSTEM USED TO WASH OUT SLUDGE AND SOLIDS FROM TANKERS AND VACUUM BOXES:
●	(1) One 15hp Fire Hose Rinse Pump to Rinse out Solids
●	(2) Two 75hp Spinner Drive Pumps to Wash Out Solids in Vacuum Boxes and Tankers using a Spinner
●	(1) One Main Control Panel for Dirty Water Wash Pumps
●	(2) Two Remote Control Panels for Dirty Water Wash Pumps
●	(2) Two Small Filter Hoppers for Solids Filtration During Dirty Water Circulation Suction Piping and Valves for Suction Side Piping of All (3) Three Dirty Water Pumps

VII.	SYSTEM TO WASH TANKERS AND BOXES AFTER UNLOADING:
●	(2) Two 40hp Spinner Pumps
●	(1) One Main Control Panel for Pumps
●	(2) Two Remote Control Panels for Pumps
●	(2) Two 3” Air Diaphragm Pumps (also used in Dirty Water Circulation)
●	(2) Two Filter Baskets for 3” Air Diaphragm Pumps
●	(2) Two 5 GPM@ 3,500 PSI Pressure Washers
●	(1) One 1,500 Gallon Poly Tanks with Automatic Fill Valve to be Used as a Freshwater Rinse Vat
●	(1) One 1,500 Gallon Stainless Steel Detergent Vat for Circulating Detergent to Clean Tanks and Boxes using the Spinner Pumps
●	All Necessary Piping for the Wash System on bays 2 & 3
●	(2) Two Spinner Cone Assemblies with Gamma Jet 4 Spinners
●	(1) One 1O’ x 6’ Galvanized Work Platform Installed Between Bays 2 & 3

VIII.	SUMP PUMPS:
●	(1) One 3” Self-Priming Trash Pump with 10hp Motor (for Main Sump Pump)
●	(1) One HOA NEMA 4x Control Box (for 3” Sump Pump)
●	(1) One Class 1 Division 2 Float Switch with Rod and Ball (for Sump Pump Level Control)
●	(1) One 2” Self-Priming Trash Pump with 5hp Motor (for Small Sump Pump on Bay 5 & 6)
●	(1) One HOA NEMA 4x Control Box (for 2” Sump Pump)
●	(1) One Class 1 Division 2 Float Switch with Rod and Ball (for Sump Pump Level Control
●	Suction Piping for Both Pumps

IX.	FACILITY PIPING:
●	(4) Four Fire Hose Pump Discharge Piping Drops
●	(2) Two Sets of 75hp Pump Discharge Piping (3) Three Drops for Each Pump
●	(2) Two Sets of 3” Air Diaphragm Pump Discharge Piping for Dirty Water Circulation (3) Three Drops per Pump Piped to Primary Oil / Sludge Separator
●	3” Sump Pump Discharge Piping to Primary Oil / Sludge Separator
●	2” Sump Pump Discharge Piping to Primary Oil / Sludge Separator
●	Freshwater Piping
●	Compressed Air Piping

X.	SOLIDS HANDLING TOOLS:
●	(1) One Long Scraper to Pull Sludge out of Boxes
●	(3) Three Large 5 yard Dumping Hoppers

Together with all replacements, substitutions, replacement parts, additions, repairs, accessions & accessories incorporated therein and/or affixed thereto, INSOFAR AND ONLY INSOFAR as such items are non-permanent improvements located upon the surface of all that certain tract of 3.443 acres of land, more or less, situated in the John Dunman Survey, Abstract 231, Harris County, Texas, being out of Tract 3 as more particularly described in Exhibit A to that certain Special Warranty Deed dated January 27, 2012, from VNF, Inc., as Granter, to W & P Development Corporation as Grantee, recorded as Instrument No. 20120039116, Official Public Records of Harris County, Texas (the “Equipment”).

The Equipment described above is made part of a Remediation Process Center (RPG) for the purpose of processing hydrocarbon E & P waste / tank bottoms. The RPG will process only accepted materials under the Texas Railroad Commission (TRRC) R-9 category as follows:

●	E & P Tank Bottoms
●	Barge Crude Oil Bottoms
●	Pipeline Crude Oil Tank Bottoms
●	Refinery Crude Oil Tank Bottoms (Prior to refining)
●	other R-9 RCRA Exempt Materials that Qualify

Premises:	18511 Beaumont Highway, Houston, TX 77049

Additional security includes assignment of the following Lease Agreements:

►	RPG Equipment Lease Agreement made effective as of March 17, 2023 by and between Viva Wealth Fund I, LLC, as Lessor, and VivaVentures Remediation Corp., as Lessee, for the use of the RPG Equipment listed therein.

►	Wash plant Equipment Lease Agreement made effective as of May 23, 2023 by and between White Claw Colorado City, LLC, as Sublessor, and VivaVentures Remediation Corp., as Sublessee, for the use of the wash plant facility listed therein.

Installation Certificate for Schedule No. 002, dated May 23, 2023

Incorporating by reference Master Agreement No. 1462 dated December 28, 2021 between Maxus Capital Group, LLC, as Lessor, and White Claw Colorado City, LLC, as Lessee, and Jorgan Development, LLC, as Co-Lessee.

Lessee hereby certifies (i) that the Items of Equipment described below have been delivered to the specified Equipment Location, and inspected by Lessee and have been found to be in good order as of the Installation Date, and (ii) that the quantity, description, and serial numbers as indicated below are true and correct.

Equipment Description

The equipment is defined and described on the attached Exhibit A - Equipment Description (the “Equipment”).

Installation Date: ______________

Equipment Location: 18511 Beaumont Highway, Houston, TX 77049 as further described in Exhibit A

Lessee hereby represents and warrants to Lessor that on the Installation Date:

1.	The representation and warranties of Lessee contained in the Master Agreement and the Schedule are true and correct in all material respects as though made as of the Installation Date.

2.	No Event of Default as defined in the Master Agreement has occurred and is continuing as of the Installation Date.

3.	There are in full force and effect such insurance policies with respect to the Equipment as are required pursuant to the Master Agreement.

Lessee:	White Claw Colorado City, LLC

By:

Print Name:	James H. Ballengee

Title:	President & CEO

Co-Lessee:	Jorgan Development, LLC

By:

Print Name:	James H. Ballengee

Title:	Manager

This is Counterpart No. ____ of 2 serially numbered counterparts. To the extent that this document constitutes chattel paper under the Uniform Commercial Code, no security interest in this document may be created through the transfer and possession of any counterpart other than Counterpart No. 1.

Maxus Capital Group, LLC

Schedule 1462-002

Exhibit A - Equipment Description

I.	METAL BUILDING -(60’ X 130’) APPROX. 7,800 SF (POLE BARN STYLE):
●	Metal R-Panel 26 ga. Construction on walls
●	24’ Eaves (Minimum Eave Height of 22’)
●	1.12 Pitch Roof with Solar Reflecting R-Panel
●	Skirt Wall 15’ x 6’
●	Minimum (2) 3’x7’ Exit Doors with Push Bar Exit per County Requirements for Emergency EGRESS/INGRESS
●	(6) Six Bays
●	(4) Four Bay Doors, Height to be at least 20’
●	Highest Point on Metal Building Apex, 25’

II.	PAD SITE-APPROX. 97,500 SF:
●	Based on a Total Depth of 8” -12” with Crushed Concrete #57 Rock and #1 Rock
●	Non-woven 6oz Geotextile Fabric

Ill.	CONCRETE SLAB - (100’ X 150’ X 8”) APPROX. 15,000 SF:
●	Dirt work - Staking, Grading, and Elevations
●	Form with 2x12
●	Bell Bottom Piers as Designated by Shop Drawings from Metal Building Fabricator
●	Minimum of (10) Ten Piers
●	Utilize Minimum 6 MIL Poly Plastic for Vapor Barrier
●	Set Steel - 5/8” Rebar# 5 Grade 60 A min. of 16” O.C.E.W. in (2) Two Lifts for 8” Slab
●	Concrete Mix will be Optimized for Environmental Conditions for Maximum Strength and Performance - 4000 PSI min. 1.5” Rock in Mix.
●	Smooth Finish with Gas Power Trowel
●	6” Curb Around Perimeter

IV.	CONCRETE RETAINING WALLS:
●	8” x 3’ High, Approx. 70’ Long 3,000 PSI Concrete Walls

V.	COMMERCIAL BOX GUTTERS:
●	Gutters and Downspouts

VI.	DIRTY WATER WASH SYSTEM USED TO WASH OUT SLUDGE AND SOLIDS FROM TANKERS AND VACUUM BOXES:
●	(1) One 15hp Fire Hose Rinse Pump to Rinse out Solids
●	(2) Two 75hp Spinner Drive Pumps to Wash Out Solids in Vacuum Boxes and Tankers using a Spinner
●	(1) One Main Control Panel for Dirty Water Wash Pumps
●	(2) Two Remote Control Panels for Dirty Water Wash Pumps
●	(2) Two Small Filter Hoppers for Solids Filtration During Dirty Water Circulation Suction Piping and Valves for Suction Side Piping of All (3) Three Dirty Water Pumps

VII.	SYSTEM TO WASH TANKERS AND BOXES AFTER UNLOADING:
●	(2) Two 40hp Spinner Pumps
●	(1) One Main Control Panel for Pumps
●	(2) Two Remote Control Panels for Pumps
●	(2) Two 3” Air Diaphragm Pumps (also used in Dirty Water Circulation)
●	(2) Two Filter Baskets for 3” Air Diaphragm Pumps
●	(2) Two 5 GPM@ 3,500 PSI Pressure Washers
●	(1) One 1,500 Gallon Poly Tanks with Automatic Fill Valve to be Used as a Freshwater Rinse Vat
●	(1) One 1,500 Gallon Stainless Steel Detergent Vat for Circulating Detergent to Clean Tanks and Boxes using the Spinner Pumps
●	All Necessary Piping for the Wash System on bays 2 & 3

●	(2) Two Spinner Cone Assemblies with Gamma Jet 4 Spinners
●	(1) One 1O’ x 6’ Galvanized Work Platform Installed Between Bays 2 & 3

VIII.	SUMP PUMPS:
●	(1) One 3” Self-Priming Trash Pump with 10hp Motor (for Main Sump Pump)
●	(1) One HOA NEMA 4x Control Box (for 3” Sump Pump)
●	(1) One Class 1 Division 2 Float Switch with Rod and Ball (for Sump Pump Level Control)
●	(1) One 2” Self-Priming Trash Pump with 5hp Motor (for Small Sump Pump on Bay 5 & 6)
●	(1) One HOA NEMA 4x Control Box (for 2” Sump Pump)
●	(1) One Class 1 Division 2 Float Switch with Rod and Ball (for Sump Pump Level Control
●	Suction Piping for Both Pumps

IX.	FACILITY PIPING:
●	(4) Four Fire Hose Pump Discharge Piping Drops
●	(2) Two Sets of 75hp Pump Discharge Piping (3) Three Drops for Each Pump
●	(2) Two Sets of 3” Air Diaphragm Pump Discharge Piping for Dirty Water Circulation (3) Three Drops per Pump Piped to Primary Oil / Sludge Separator
●	3” Sump Pump Discharge Piping to Primary Oil / Sludge Separator
●	2” Sump Pump Discharge Piping to Primary Oil / Sludge Separator
●	Freshwater Piping
●	Compressed Air Piping

X.	SOLIDS HANDLING TOOLS:
●	(1) One Long Scraper to Pull Sludge out of Boxes
●	(3) Three Large 5 yard Dumping Hoppers

Together with all replacements, substitutions, replacement parts, additions, repairs, accessions & accessories incorporated therein and/or affixed thereto, INSOFAR AND ONLY INSOFAR as such items are non-permanent improvements located upon the surface of all that certain tract of 3.443 acres of land, more or less, situated in the John Dunman Survey, Abstract 231, Harris County, Texas, being out of Tract 3 as more particularly described in Exhibit A to that certain Special Warranty Deed dated January 27, 2012, from VNF, Inc., as Granter, to W & P Development Corporation as Grantee, recorded as Instrument No. 20120039116, Official Public Records of Harris County, Texas (the “Equipment”).

The Equipment described above is made part of a Remediation Process Center (RPG) for the purpose of processing hydrocarbon E & P waste / tank bottoms. The RPG will process only accepted materials under the Texas Railroad Commission (TRRC) R-9 category as follows:

●	E & P Tank Bottoms
●	Barge Crude Oil Bottoms
●	Pipeline Crude Oil Tank Bottoms
●	Refinery Crude Oil Tank Bottoms (Prior to refining)
●	other R-9 RCRA Exempt Materials that Qualify

Premises:	18511 Beaumont Highway, Houston, TX 77049

Additional security includes assignment of the following Lease Agreements:

►	RPG Equipment Lease Agreement made effective as of March 17, 2023 by and between Viva Wealth Fund I, LLC, as Lessor, and VivaVentures Remediation Corp., as Lessee, for the use of the RPG Equipment listed therein.

►	Wash plant Equipment Lease Agreement made effective as of May 23, 2023 by and between White Claw Colorado City, LLC, as Sublessor, and VivaVentures Remediation Corp., as Sublessee, for the use of the wash plant facility listed therein.

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE YOUR SOCIAL SECURITY NUMBER AND/OR YOUR DRIVER LICENSE NUMBER FROM ANY INSTRUMENT THAT TRANSFERS INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS.

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

ASSIGNMENT OF FIXTURES AND EQUIPMENT

KNOW ALL MEN BY THESE PRESENTS, that VIVAVENTURES REMEDIATION CORPORATION, a Texas corporation whose address for purposes of this instrument is 5151 Belt Line Road, Suite 715, Dallas, Texas 75254 ("Seller” and “Grantor”), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, has ASSIGNED, TRANSFERRED, SOLD, and CONVEYED, and by these presents does hereby ASSIGN, TRANSFER, SELL and CONVEY unto MAXUS CAPITAL GROUP, LLC, a Delaware limited liability company whose address for purposes of this instrument is 959 West St. Clair Avenue, Suite 300, Cleveland, Ohio 44113 ("Buyer” and “Grantee”), its successors and assigns, all of Sublessor's leasehold interest in and to all of the equipment described and set forth on Exhibit A hereto (collectively, the "Equipment"):

TO HAVE AND TO HOLD all and singular the Equipment, together with all rights, titles, interests, estates, remedies, powers, privileges, hereditaments and appurtenances thereunto belonging or in any way appertaining to Sublessee and their heirs, successors, legal representatives and assigns forever SUBJECT TO all exceptions, liens, encumbrances, and conveyances of record.

[Signature page follows.]

[The remainder of this page is intentionally blank.]

EFFECTIVE on May 23, 2023

GRANTOR:

VIVAVENTURES REMEDIATION CORPORATION, a Texas corporation

By:
Name:	James H. Ballengee
Title:	President & CEO
Date:

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on the _____ day of ____________, ______, by James H. Ballengee, as President & CEO of VivaVentures Remediation Corporation, a Texas corporation, on behalf of said corporation.

Notary Public in and for the State of Texas

GRANTEE:

MAXUS CAPITAL GROUP, LLC, a Delaware limited liability company

By:
Name:
Title:
Date:

STATE OF ____________________	§
§
COUNTY OF __________________	§

This instrument was acknowledged before me on the _____ day of ____________, ______, by ______________________________, as ____________________ of Maxus Capital Group, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public in and for the State of

EXHIBIT A

to the Assignment of Fixtures and Equipment

THE EQUIPMENT

I.	METAL BUILDING - (60’ X 130’) APPROX. 7,800 SF (POLE BARN STYLE):
●	Metal R-Panel 26 ga. Construction on walls
●	24’ Eaves (Minimum Eave Height of 22’)
●	1.12 Pitch Roof with Solar Reflecting R-Panel
●	Skirt Wall 15’ x 6’
●	Minimum (2) 3’x7’ Exit Doors with Push Bar Exit per County Requirements for Emergency EGRESS/INGRESS
●	(6) Six Bays
●	(4) Four Bay Doors, Height to be at least 20’
●	Highest Point on Metal Building Apex, 25’

II.	PAD SITE – APPROX. 97,500 SF:
●	Based on a Total Depth of 8” – 12” with Crushed Concrete #57 Rock and #1 Rock
●	Non-woven 6oz Geotextile Fabric

III.	CONCRETE SLAB - (100’ X 150’ X 8”) APPROX. 15,000 SF:
●	Dirt work – Staking, Grading, and Elevations
●	Form with 2x12
●	Bell Bottom Piers as Designated by Shop Drawings from Metal Building Fabricator
●	Minimum of (10) Ten Piers
●	Utilize Minimum 6 MIL Poly Plastic for Vapor Barrier
●	Set Steel – 5/8” Rebar # 5 Grade 60 A min. of 16” O.C.E.W. in (2) Two Lifts for 8” Slab
●	Concrete Mix will be Optimized for Environmental Conditions for Maximum Strength and Performance – 4000 PSI min. 1.5” Rock in Mix.
●	Smooth Finish with Gas Power Trowel
●	6” Curb Around Perimeter

IV.	CONCRETE RETAINING WALLS:
●	8” x 3’ High, Approx. 70’ Long 3,000 PSI Concrete Walls

V.	COMMERCIAL BOX GUTTERS:
●	Gutters and Downspouts

VI.	DIRTY WATER WASH SYSTEM USED TO WASH OUT SLUDGE AND SOLIDS FROM TANKERS AND VACUUM BOXES:
●	(1) One 15hp Fire Hose Rinse Pump to Rinse out Solids
●	(2) Two 75hp Spinner Drive Pumps to Wash Out Solids in Vacuum Boxes and Tankers using a Spinner
●	(1) One Main Control Panel for Dirty Water Wash Pumps
●	(2) Two Remote Control Panels for Dirty Water Wash Pumps
●	(2) Two Small Filter Hoppers for Solids Filtration During Dirty Water Circulation Suction Piping and Valves for Suction Side Piping of All (3) Three Dirty Water Pumps

VII.	SYSTEM TO WASH TANKERS AND BOXES AFTER UNLOADING:
●	(2) Two 40hp Spinner Pumps
●	(1) One Main Control Panel for Pumps
●	(2) Two Remote Control Panels for Pumps
●	(2) Two 3” Air Diaphragm Pumps (also used in Dirty Water Circulation)
●	(2) Two Filter Baskets for 3” Air Diaphragm Pumps
●	(2) Two 5 GPM @ 3,500 PSI Pressure Washers
●	(1) One 1,500 Gallon Poly Tanks with Automatic Fill Valve to be Used as a Freshwater Rinse Vat

●	(1) One 1,500 Gallon Stainless Steel Detergent Vat for Circulating Detergent to Clean Tanks and Boxes using the Spinner Pumps
●	All Necessary Piping for the Wash System on bays 2 & 3
●	(2) Two Spinner Cone Assemblies with Gamma Jet 4 Spinners
●	(1) One 10’ x 6’ Galvanized Work Platform Installed Between Bays 2 & 3

VIII.	SUMP PUMPS:
●	(1) One 3” Self-Priming Trash Pump with 10hp Motor (for Main Sump Pump)
●	(1) One HOA NEMA 4x Control Box (for 3” Sump Pump)
●	(1) One Class 1 Division 2 Float Switch with Rod and Ball (for Sump Pump Level Control)
●	(1) One 2” Self-Priming Trash Pump with 5hp Motor (for Small Sump Pump on Bay 5 & 6)
●	(1) One HOA NEMA 4x Control Box (for 2” Sump Pump)
●	(1) One Class 1 Division 2 Float Switch with Rod and Ball (for Sump Pump Level Control
●	Suction Piping for Both Pumps

IX.	FACILITY PIPING:
●	(4) Four Fire Hose Pump Discharge Piping Drops
●	(2) Two Sets of 75hp Pump Discharge Piping (3) Three Drops for Each Pump
●	(2) Two Sets of 3” Air Diaphragm Pump Discharge Piping for Dirty Water Circulation (3) Three Drops per Pump Piped to Primary Oil / Sludge Separator
●	3” Sump Pump Discharge Piping to Primary Oil / Sludge Separator
●	2” Sump Pump Discharge Piping to Primary Oil / Sludge Separator
●	Freshwater Piping
●	Compressed Air Piping

X.	SOLIDS HANDLING TOOLS:
●	(1) One Long Scraper to Pull Sludge out of Boxes
●	(3) Three Large 5 yard Dumping Hoppers

Together with all replacements, substitutions, replacement parts, additions, repairs, accessions & accessories incorporated therein and/or affixed thereto, INSOFAR AND ONLY INSOFAR as such items are non-permanent improvements located upon the surface of all that certain tract of 3.443 acres of land, more or less, situated in the John Dunman Survey, Abstract 231, Harris County, Texas, being out of Tract 3 as more particularly described in Exhibit A to that certain Special Warranty Deed dated January 27, 2012, from VNF, Inc., as Grantor, to W & P Development Corporation as Grantee, recorded as Instrument No. 20120039116, Official Public Records of Harris County, Texas (the “Equipment”).

The Equipment described above is made part of a Remediation Process Center (RPC) for the purpose of processing hydrocarbon E & P waste / tank bottoms. The RPC will process only accepted materials under the Texas Railroad Commission (TRRC) R-9 category as follows:

●	E & P Tank Bottoms
●	Barge Crude Oil Bottoms
●	Pipeline Crude Oil Tank Bottoms
●	Refinery Crude Oil Tank Bottoms (Prior to refining)
●	Other R-9 RCRA Exempt Materials that Qualify

Premises:	18511 Beaumont Highway, Houston, TX 77049

Additional security includes assignment of the following Lease Agreements:

➢	RPC Equipment Lease Agreement made effective as of March 17, 2023 by and between Viva Wealth Fund I, LLC, as Lessor, and VivaVentures Remediation Corp., as Lessee, for the use of the RPC Equipment listed therein.

➢	Wash plant Equipment Lease Agreement made effective as of May 23, 2023 by and between White Claw Colorado City, LLC, as Sublessor, and VivaVentures Remediation Corp., as Sublessee, for the use of the wash plant facility listed therein.

COLLATERAL ASSIGNMENT OF CONTRACTS

This COLLATERAL ASSIGNMENT OF CONTRACTS (this “Assignment”) is dated effective May 23, 2023 (the “Effective Date”) is by and between VivaVentures Remediation Corp., a Texas corporation (“Assignor”), Maxus Capital Group, LLC, a Delaware limited liability company (“Assignee”), and White Claw Colorado City, LLC, a Texas limited liability company and Jorgan Development, LLC, a Louisiana limited liability company (collectively “White Claw”). Assignor, Assignee, and White Claw may hereinafter be referred to individually as a “Party” or collectively as the “Parties.”

WHEREAS, Assignee has entered into a Lease Schedule 002 dated March 23, 2023 (“Equipment Schedule”) to that certain Master Agreement dated December 28, 2021 (“Master Agreement”), both by and between Assignee as Lessor, and White Claw Colorado City, LLC, as Lessee, and Jorgan Development, LLC as Co-Lessee, for the lease of equipment located at a Remediation Process Center at 18511 Beaumont Highway, Houston, Texas;

WHEREAS, an RPC Equipment Lease Agreement was entered into effective as of March 17, 2023 by and between Viva Wealth Fund I, LLC, as Lessor, and VivaVentures Remediation Corp., as Lessee, for the use of the RPC Equipment listed therein.;

WHEREAS, a wash plant Equipment Sublease Agreement was entered into effective as of May 23, 2023 by and between White Claw Colorado City, LLC, as Sublessor, and VivaVentures Remediation Corporation, as Sublessee, for the use of the wash plant facility listed therein.

NOW THEREFORE, in consideration of the mutual covenants, terms and provisions hereof, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Assignment and Assumption. Assignor does hereby BARGAIN, GRANT, ASSIGN, TRANSFER, CONVEY, SET OVER and DELIVER to Assignee a lien and security interest in and to all of Assignor’s right, title and interest in and to the Land Lease Agreement, the RPC Equipment Lease Agreement, and the Wash Plant Equipment Lease Agreement (the “Assigned Interests”). Assignee hereby ACCEPTS and ASSUMES the Assigned Interests, free and clear of all liens and encumbrances (including security interests) other than those created by this Assignment and restrictions imposed on sales of securities under applicable laws.

2. Master Agreement. White Claw and Assignee agree that this Assignment is delivered pursuant to the Master Agreement, is subject in all respects to the terms and conditions thereof, and that, notwithstanding anything contained herein to the contrary, this Assignment shall not be deemed to limit, enlarge, alter, extinguish, or otherwise modify the terms, conditions, or other provisions of the Master Agreement or any of the other documents executed in connection therewith (the “Transaction Documents”) or any obligations of Assignee or White Claw under the Master Agreement or the other Transaction Documents, all of which obligations shall survive the delivery of this Assignment in accordance with the terms of the Master Agreement or the other Transaction Documents, as the case may be. In the event of any inconsistencies or conflicts between the terms of this Assignment and the terms of the Master Agreement the Parties agree that the terms of the Master Agreement shall govern and control.

3. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

4. Assignment; Third-Party Beneficiaries. This Assignment shall not be assignable by any party hereto without the prior written consent of the other party hereto, and any attempt to assign this Assignment without such consent shall be void and of no effect, except that Assignee may by notice to Assignor assign its rights or delegate its obligations hereunder in whole or in part to any of its affiliates, provided that no such assignment shall relieve Assignor of its obligations hereunder. Nothing in this Assignment, expressed or implied, is intended or shall be construed to confer upon any person other than the Parties and their successors and assigns permitted by this Section 4 any right, remedy, or claim under or by reason of this Assignment.

5. Amendment; Waivers. No amendment, modification, or discharge of this Assignment, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge, or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. The failure of either Party to exercise any rights or privileges hereunder shall not be construed as a waiver of any such rights or privileges hereunder. The rights and remedies herein provided are cumulative and, except as otherwise expressly provided in this Assignment, none is exclusive of any other or of any rights or remedies that any party may otherwise have at law or in equity.

6. Law and Venue. This Assignment, and all claims and causes of action, whether in contract, tort, or otherwise, that may arise out of, be based upon, or relate to this Assignment in any way, manner, or means, shall be construed and enforced in accordance with and governed by the laws of the state set forth in the Master Agreement, without regard to its rules or principles regarding conflicts of laws. THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE AND SUBMIT TO VENUE FOR ANY DISPUTE HEREUNDER IN THE COURT OF COMPETENT JURISDICTION AS FURTHER SET FORTH IN THE MASTER AGREEMENT.

7. Jury Trial. THE PARTIES HERETO IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING TO ENFORCE OR INTERPRET THE PROVISIONS OF THIS ASSIGNMENT.

8. Entire Agreement. This Assignment and the Master Agreement (and the agreements contemplated by the Master Agreement) constitute the entire agreement of the Parties with respect to the assignment of the Assigned Interests to Assignee, and supersede all other prior agreements and understandings, both written and oral, between the Parties with respect to such assignment.

9. Severability. Whenever possible, each provision or portion of any provision of this Assignment shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision or portion of any provision of this Assignment is held to be invalid, illegal, or unenforceable in any respect under any applicable law, such invalidity, illegality, or unenforceability shall not affect the validity, legality, or enforceability of any other provision or portion of any provision in such jurisdiction, and this Assignment shall be reformed, construed, and enforced in such jurisdiction in such manner as will effect as nearly as lawfully possible the purposes and intent of such invalid, illegal, or unenforceable provision.

10. Counterparts. This Assignment may be executed in multiple counterparts, including multiple signature pages, each of which shall be an original, with the same effect as if the signature hereto were upon the same instrument, whether by means of electronic, facsimile, physical delivery, or other method of transmission.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed and entered into this Assignment to be effective as of the Effective Date.

ASSIGNOR:	ASSIGNEE:

VivaVentures Remediation Corp.	Maxus Capital Group, LLC

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

White Claw Colorado City, LLC

By:

Name:	James H. Ballengee

Title:	President & CEO

Date:

Jorgan Development, LLC

By:

Name:	James H. Ballengee

Title:	Manager

Date:

EQUIPMENT SUBLEASE AGREEMENT

This EQUIPMENT SUBLEASE AGREEMENT (this “Sublease”) dated effective this May 23, 2023 (the “Effective Date”) by and between VIVAVENTURES REMEDIATION CORPORATION, a Texas corporation (“Sublessee”), and WHITE CLAW COLORADO CITY, LLC, a Texas limited liability company (“Sublessor”). Sublessor and Sublessee are sometimes hereinafter referred to individually as a “Party” or collectively as the “Parties”.

WHEREAS, Sublessor leases all the equipment set forth on Exhibit A hereto (the “Equipment”) pursuant to that certain Schedule No. 1462-002 dated May 23, 2023, by and between Maxus Capital Group, LLC, as Lessor, and Sublessor, as Lessee, attached as Exhibit B hereto (the “Maxus Schedule”); and

WHEREAS, Sublessor and Sublessee now desire to sublease to Sublessee all of the Equipment for the purpose of facilitating the development and operation of an oil and gas waste remediation processing center in the San Jacinto River & Rail Park in Harris County, Texas.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, the Parties agree as follows:

1. Sublease. Sublessor hereby GRANTS, SUBLEASES, and SUBLETS unto Sublessee the Equipment for the term hereof, solely and exclusively for the purposes of leasing the Equipment pursuant to the Maxus Schedule, and SUBJECT AND SUBORDINATE TO all the terms and provisions of the Maxus Schedule.

2. Term. This Sublease shall be in force and effect for a period from the Effective Date until the termination of the Maxus Schedule in accordance with its terms. Upon termination of this Sublease, all right, title, interest, and possession in and to the Equipment shall revert immediately and automatically to Sublessor without further action, and Sublessee shall have no recourse against Sublessor for the same.

3. Consideration; Rental. As consideration and rental hereunder, Sublessee covenants and agrees to promptly pay, tender, and distribute to Sublessor the Base Rent as defined in the Maxus Schedule, and all other related charges set forth therein.

4. Custody and Control. As between Sublessor and Sublessee, Sublessor shall have exclusive possession, control, and use of the Equipment for the duration of this Sublease and subject to the terms of the Maxus Schedule.

5. Miscellaneous.

(a)	Notices. Any notice required or permitted to be given under this Sublease shall be in writing, by email, hand delivery, commercial overnight courier or certified or registered U.S. Mail, postage prepaid and return receipt requested, to the address stated below for each Party, and shall be deemed duly given upon delivery. The Parties hereto may from time to time designate in writing such addresses expressly for the purpose of receipt of notice hereunder.

(b)	Relationship. In the performance of this Sublease, it is understood and agreed that the Parties for all purposes shall be considered independent contractors.

(c)	Assignment. Neither Party shall assign this Sublease, in whole or in part, without obtaining the other Party’s prior written consent. Except as set forth above, any such assignment, transfer, mortgage or sublease of this Sublease without the prior written consent of the other Party shall be null, void and of no effect.

(d)	Entire Agreement. This Sublease constitute the entire and complete agreement of the Parties with respect to the subject matter contemplated herein. No amendments or modifications of any of the terms or provisions of this Sublease shall be binding on the other Party unless in writing and signed by both Parties.

(e)	Headings. All section, subsection and article headings and titles contained in this Agreement are for convenience only and shall not be construed to have any effect or meaning with regard to the construction of this Sublease.

(f)	Waiver. No waiver by any Party of any one or more defaults of the other Party in the performance of this Sublease shall operate or be construed as a waiver of any other or future default or defaults, whether of a like or different character. No failure or delay by a Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

(g)	Severability. Any provision declared or rendered unlawful by a court or governmental agency of competent jurisdiction, or deemed unlawful as a result of a statutory change, shall not otherwise affect the validity of the remaining lawful obligations that arise under this Sublease.

(h)	Law and Venue. This Sublease shall be governed by, construed and performed pursuant to the laws of the State of Texas, without regard to its rules and principles regarding conflicts of law. The Parties hereby consent, agree and waive all objections to the contrary that the sole and exclusive venue for any dispute hereunder shall be in a court of competent jurisdiction located in Harris County, Texas. THE PARTIES KNOWINGLY AND IRREVOCABLY WAIVE, RELEASE AND RELINQUISH ANY AND ALL RIGHT TO DEMAND A TRIAL BY JURY IN ANY DISPUTE HEREUNDER.

(i)	Execution Method. This Sublease may be executed and delivered via authorized electronic means, including facsimile, email, and scan, it being the express intent of the Parties that such Sublease delivered by electronic methods shall have the same force and effect as if it was an original hard copy thereof.

[The remainder of this page is intentionally blank.]

IN WITNESS WHEREOF, this Sublease has been duly executed and entered into by the authorized representatives of the Parties on the dates set forth below, but to be effective as of the Effective Date.

SUBLESSOR:		SUBLESSEE:

WHITE CLAW COLORADO CITY, LLC		VIVAVENTURES REMEDIATION CORPORATION

By:		By:
Name:	James H. Ballengee	Name:
Title:	President & CEO	Title:
Date:		Date:

EXHIBIT A

to the Equipment Sublease Agreement

THE EQUIPMENT

I.	METAL BUILDING - (60’ X 130’) APPROX. 7,800 SF (POLE BARN STYLE):
●	Metal R-Panel 26 ga. Construction on walls
●	24’ Eaves (Minimum Eave Height of 22’)
●	1.12 Pitch Roof with Solar Reflecting R-Panel
●	Skirt Wall 15’ x 6’
●	Minimum (2) 3‘x7’ Exit Doors with Push Bar Exit per County Requirements for Emergency EGRESS/INGRESS
●	(6) Six Bays
●	(4) Four Bay Doors, Height to be at least 20’
●	Highest Point on Metal Building Apex, 25’

II.	PAD SITE – APPROX. 97,500 SF:
●	Based on a Total Depth of 8” – 12” with Crushed Concrete #57 Rock and #1 Rock
●	Non-woven 6oz Geotextile Fabric

III.	CONCRETE SLAB - (100’ X 150’ X 8”) APPROX. 15,000 SF:
●	Dirt work – Staking, Grading, and Elevations
●	Form with 2x12
●	Bell Bottom Piers as Designated by Shop Drawings from Metal Building Fabricator
●	Minimum of (10) Ten Piers
●	Utilize Minimum 6 MIL Poly Plastic for Vapor Barrier
●	Set Steel – 5/8” Rebar # 5 Grade 60 A min. of 16” O.C.E.W. in (2) Two Lifts for 8” Slab
●	Concrete Mix will be Optimized for Environmental Conditions for Maximum Strength and Performance – 4000 PSI min. 1.5” Rock in Mix.
●	Smooth Finish with Gas Power Trowel
●	6” Curb Around Perimeter

IV.	CONCRETE RETAINING WALLS:
●	8” x 3’ High, Approx. 70’ Long 3,000 PSI Concrete Walls

V.	COMMERCIAL BOX GUTTERS:
●	Gutters and Downspouts

VI.	DIRTY WATER WASH SYSTEM USED TO WASH OUT SLUDGE AND SOLIDS FROM TANKERS AND VACUUM BOXES:
●	(1) One 15hp Fire Hose Rinse Pump to Rinse out Solids
●	(2) Two 75hp Spinner Drive Pumps to Wash Out Solids in Vacuum Boxes and Tankers using a Spinner
●	(1) One Main Control Panel for Dirty Water Wash Pumps
●	(2) Two Remote Control Panels for Dirty Water Wash Pumps
●	(2) Two Small Filter Hoppers for Solids Filtration During Dirty Water Circulation Suction Piping and Valves for Suction Side Piping of All (3) Three Dirty Water Pumps

VII.	SYSTEM TO WASH TANKERS AND BOXES AFTER UNLOADING:
●	(2) Two 40hp Spinner Pumps
●	(1) One Main Control Panel for Pumps
●	(2) Two Remote Control Panels for Pumps
●	(2) Two 3” Air Diaphragm Pumps (also used in Dirty Water Circulation)
●	(2) Two Filter Baskets for 3” Air Diaphragm Pumps
●	(2) Two 5 GPM @ 3,500 PSI Pressure Washers
●	(1) One 1,500 Gallon Poly Tanks with Automatic Fill Valve to be Used as a Freshwater Rinse Vat
●	(1) One 1,500 Gallon Stainless Steel Detergent Vat for Circulating Detergent to Clean Tanks and Boxes using the Spinner Pumps

●	All Necessary Piping for the Wash System on bays 2 & 3
●	(2) Two Spinner Cone Assemblies with Gamma Jet 4 Spinners
●	(1) One 10’ x 6’ Galvanized Work Platform Installed Between Bays 2 & 3

VIII.	SUMP PUMPS:
●	(1) One 3” Self-Priming Trash Pump with 10hp Motor (for Main Sump Pump)
●	(1) One HOA NEMA 4x Control Box (for 3” Sump Pump)
●	(1) One Class 1 Division 2 Float Switch with Rod and Ball (for Sump Pump Level Control)
●	(1) One 2” Self-Priming Trash Pump with 5hp Motor (for Small Sump Pump on Bay 5 & 6)
●	(1) One HOA NEMA 4x Control Box (for 2” Sump Pump)
●	(1) One Class 1 Division 2 Float Switch with Rod and Ball (for Sump Pump Level Control
●	Suction Piping for Both Pumps

IX.	FACILITY PIPING:
●	(4) Four Fire Hose Pump Discharge Piping Drops
●	(2) Two Sets of 75hp Pump Discharge Piping (3) Three Drops for Each Pump
●	(2) Two Sets of 3” Air Diaphragm Pump Discharge Piping for Dirty Water Circulation (3) Three Drops per Pump Piped to Primary Oil / Sludge Separator
●	3” Sump Pump Discharge Piping to Primary Oil / Sludge Separator
●	2” Sump Pump Discharge Piping to Primary Oil / Sludge Separator
●	Freshwater Piping
●	Compressed Air Piping

X.	SOLIDS HANDLING TOOLS:
●	(1) One Long Scraper to Pull Sludge out of Boxes
●	(3) Three Large 5 yard Dumping Hoppers

Together with all replacements, substitutions, replacement parts, additions, repairs, accessions & accessories incorporated therein and/or affixed thereto, INSOFAR AND ONLY INSOFAR as such items are non-permanent improvements located upon the surface of all that certain tract of 3.443 acres of land, more or less, situated in the John Dunman Survey, Abstract 231, Harris County, Texas, being out of Tract 3 as more particularly described in Exhibit A to that certain Special Warranty Deed dated January 27, 2012, from VNF, Inc., as Grantor, to W & P Development Corporation as Grantee, recorded as Instrument No. 20120039116, Official Public Records of Harris County, Texas (the “Equipment”).

The Equipment described above is made part of a Remediation Process Center (RPC) for the purpose of processing hydrocarbon E & P waste / tank bottoms. The RPC will process only accepted materials under the Texas Railroad Commission (TRRC) R-9 category as follows:

●	E & P Tank Bottoms
●	Barge Crude Oil Bottoms
●	Pipeline Crude Oil Tank Bottoms
●	Refinery Crude Oil Tank Bottoms (Prior to refining)
●	Other R-9 RCRA Exempt Materials that Qualify

Premises:	18511 Beaumont Highway, Houston, TX 77049

Assignment of the following Lease Agreements:

●	RPC Equipment Lease Agreement made effective as of March 17, 2023 by and between Viva Wealth Fund I, LLC, as Lessor, and VivaVentures Remediation Corp., as Lessee, for the use of the RPC Equipment listed therein.

●	Wash plant Equipment Lease Agreement made effective as of May 23, 2023 by and between White Claw Colorado City, LLC, as Sublessor, and VivaVentures Remediation Corp., as Sublessee, for the use of the wash plant facility listed therein.

EXHIBIT B

FORM OF MAXUS SCHEDULE

[See attached.]

Landlord Waiver

Reference is hereby made to (a) that certain Land Lease Agreement dated effective December 15, 2022 (the “Park Lease”), by and between W & P Development Corporation, as landlord (“Landlord”), and VivaVentures Remediation Corporation, as tenant (“Tenant”), (b) that certain Equipment Sublease Agreement dated effective May 23, 2023, by and between White Claw Colorado City, LLC, as Sublessor, and VivaVentures Remediation Corporation, as Sublessee (the “Equipment Sublease”), and (c) that certain Schedule 1462-002 to Master Agreement No 1462, dated effective May 23, 2023, by and between Maxus Capital Group, LLC, as Lessor, White Claw Colorado City, LLC, as Lessee, and Jorgan Development, LLC, as Co-Lessee (the “Equipment Lease”). Intending to be legally bound hereby and in consideration of the Equipment Lease and the Equipment Sublease, of certain property described in Exhibit A attached hereto (together with any additions and substitutions thereto, the “Equipment”), the undersigned, for itself and on behalf of any of its successors in interest in and to the premises described in Exhibit B attached hereto (the “Premises”), Landlord, during the term of the Park Lease, does hereby agree as follows: (1) the Equipment may be placed on the Premises pursuant and subject to all the terms and provisions of the Park Lease; (2) the Equipment shall be considered personal and neither a fixture nor part of the Premises, regardless of its function or the manner in which it shall be attached or affixed thereto; (3) as against Maxus Capital Group, LLC (“Lessor”), Landlord does not and will not claim any interest in the Equipment by reason of its interest in the Premises; (4) Lessor or its agent may, during normal business hours, and, if applicable, prior to the expiration or earlier termination of the Park Lease, or within sixty (60) days thereafter, following receipt by Landlord of written notice of Lessor’s intended entry, enter upon the Premises to remove the Equipment from the Premises the extent that such removal is performed in a manner to minimize unreasonable interference with other tenants at the Park (as defined in the Park Lease) and is done with reasonable care without damage to the Premises or any improvements thereon, and in accordance with all laws, all property rules and regulations promulgated by Landlord from time to time, and in further compliance with the terms and provisions of this instrument. Lessor shall promptly restore and repair, at Lessor’s cost and expense, any physical damage to the Premises resulting from any action taken by Lessor or its agents and employees upon the Premises. Any removal of Equipment shall be done in a reasonable, discreet, quiet and orderly manner, so as not to disrupt any adjoining business on the Premises. No public auction or public sale shall be conducted at the Premises without the advance written consent of the Landlord. Landlord may condition its consent on the payment of fees or the delivery of indemnities, proof of insurance coverages, and other requirements as reasonably determined by Landlord. Notwithstanding the foregoing, the term “Equipment” shall not include property that: (i) has been constructed by Landlord; (ii) has been paid for out of tenant allowances under the Park Lease; or (iii) has been incorporated into structural components or building systems of the Premises, including, without limitation, plumbing, water, heating, ventilation and air conditioning systems, temperature control systems, alarm systems, sprinkler systems, or flooring or lighting fixtures.

This Landlord Waiver is given with reference to the Equipment Lease and the Equipment Sublease:

W & P Development Corporation,
a Texas corporation

13641 Dublin Court, Stafford, Texas 77477

Attest (if corporation):	By:	(full signature)

(Assistant Secretary)	Title

Date

Corporate Seal

ACKNOWLEDGMENT

State of Texas

County of Harris

I, the undersigned, a Notary Public in and for said County in said State, do hereby certify that the person signing the above Landlord Waiver whose name is Diron Blackburn with the title of President is known to me by such name and by such title with respect to W & P Development Corporation, a Texas corporation, and that, being informed by me of the contents of said Landlord Waiver, did acknowledge before me on this day that he, with full authority to so act, did execute the same voluntarily for and as the act of such owner and landlord.

Notary Public

My Commission Expires

EXHIBIT A TO LANDLORD WAIVER

Maxus Capital Group, LLC

Schedule 1462-002

Equipment Description

I.	COMMERCIAL BOX GUTTERS:
●	Gutters and Downspouts

II.	DIRTY WATER WASH SYSTEM USED TO WASH OUT SLUDGE AND SOLIDS FROM TANKERS AND VACUUM BOXES:
●	(1) One 15hp Fire Hose Rinse Pump to Rinse out Solids
●	(2) Two 75hp Spinner Drive Pumps to Wash Out Solids in Vacuum Boxes and Tankers using a Spinner
●	(1) One Main Control Panel for Dirty Water Wash Pumps
●	(2) Two Remote Control Panels for Dirty Water Wash Pumps
●	(2) Two Small Filter Hoppers for Solids Filtration During Dirty Water Circulation Suction Piping and Valves for Suction Side Piping of All (3) Three Dirty Water Pumps

III.	SYSTEM TO WASH TANKERS AND BOXES AFTER UNLOADING:
●	(2) Two 40hp Spinner Pumps
●	(1) One Main Control Panel for Pumps
●	(2) Two Remote Control Panels for Pumps
●	(2) Two 3” Air Diaphragm Pumps (also used in Dirty Water Circulation)
●	(2) Two Filter Baskets for 3” Air Diaphragm Pumps
●	(2) Two 5 GPM @ 3,500 PSI Pressure Washers
●	(1) One 1,500 Gallon Poly Tanks with Automatic Fill Valve to be Used as a Freshwater Rinse Vat
●	(1) One 1,500 Gallon Stainless Steel Detergent Vat for Circulating Detergent to Clean Tanks and Boxes using the Spinner Pumps
●	All Necessary Piping for the Wash System on bays 2 & 3
●	(2) Two Spinner Cone Assemblies with Gamma Jet 4 Spinners
●	(1) One 10’ x 6’ Galvanized Work Platform Installed Between Bays 2 & 3

IV.	SUMP PUMPS:
●	(1) One 3” Self-Priming Trash Pump with 10hp Motor (for Main Sump Pump)
●	(1) One HOA NEMA 4x Control Box (for 3” Sump Pump)
●	(1) One Class 1 Division 2 Float Switch with Rod and Ball (for Sump Pump Level Control)
●	(1) One 2” Self-Priming Trash Pump with 5hp Motor (for Small Sump Pump on Bay 5 & 6)
●	(1) One HOA NEMA 4x Control Box (for 2” Sump Pump)
●	(1) One Class 1 Division 2 Float Switch with Rod and Ball (for Sump Pump Level Control
●	Suction Piping for Both Pumps

V.	FACILITY PIPING:
●	(4) Four Fire Hose Pump Discharge Piping Drops
●	(2) Two Sets of 75hp Pump Discharge Piping (3) Three Drops for Each Pump
●	(2) Two Sets of 3” Air Diaphragm Pump Discharge Piping for Dirty Water Circulation (3) Three Drops per Pump Piped to Primary Oil / Sludge Separator
●	3” Sump Pump Discharge Piping to Primary Oil / Sludge Separator
●	2” Sump Pump Discharge Piping to Primary Oil / Sludge Separator
●	Freshwater Piping
●	Compressed Air Piping

VI.	SOLIDS HANDLING TOOLS:
●	(1) One Long Scraper to Pull Sludge out of Boxes
●	(3) Three Large 5 yard Dumping Hoppers

Together with all replacements, substitutions, replacement parts, additions, repairs, accessions & accessories incorporated therein and/or affixed thereto, INSOFAR AND ONLY INSOFAR as such items are non-permanent improvements located upon the surface of all that certain tract of 3.443 acres of land, more or less, situated in the John Dunman Survey, Abstract 231, Harris County, Texas, being out of Tract 3 as more particularly described in Exhibit A to that certain Special Warranty Deed dated January 27, 2012, from VNF, Inc., as Grantor, to W & P Development Corporation as Grantee, recorded as Instrument No. 20120039116, Official Public Records of Harris County, Texas (the “Equipment”).

EXHIBIT B TO LANDLORD WAIVER

Maxus Capital Group, LLC

Schedule 1462-002

Premises

That certain tract of 3.443 acres of land, more or less, situated in the John Dunman Survey, Abstract 231, Harris County, Texas, being out of Tract 3 as more particularly described in Exhibit A to that certain Special Warranty Deed dated January 27, 2012, from VNF, Inc., as Grantor, to W & P Development Corporation as Grantee, recorded as Instrument No. 20120039116, Official Public Records of Harris County, Texas (the “Premises”).

Mr. James Ballengee

White Claw Colorado City, LLC and

Jorgan Development, LLC

5151 Belt Line Road, Suite 715

Dallas, TX 75254

Re: Schedule 002 dated May 23, 2023, to the Master Agreement 1462 dated December 28, 2021, each by and between Maxus Capital Group, LLC (the “Lessor”) and White Claw Colorado City, LLC and Jorgan Development, LLC (Lessee and Co-Lessee) (the “Lessee”). Said Schedule, incorporating the terms of such Master Agreement, is referred to herein as the “Lease.”

Dear Mr. Ballengee:

This letter, when signed by Lessee below, will constitute Lessee’s authorization to the Lessor to pre-file a UCC financing statement against Lessee covering all of its rights in and to the equipment listed on the attached Exhibit A in the office of the Secretary of State of Texas and in such other offices as deemed necessary by Lessor. The Lessor agrees to terminate these filings promptly should the proposed Lease not fund for any reason. The Lessee and Lessor agree that a facsimile of this signed authorization letter may be relied upon by Lessor as an original.

Maxus Capital Group, LLC

By:	Thomas A. Levitsky, Jr.
Title:	Lease Administration

Acknowledged and Agreed To:

White Claw Colorado City, LLC and

Jorgan Development, LLC (Lessee and Co-Lessee)

By:

Name:

Title:

Maxus Capital Group, LLC

Schedule 1462-002

Exhibit A - Equipment Description

I.	METAL BUILDING - (60’ X 130’) APPROX. 7,800 SF (POLE BARN STYLE):
●	Metal R-Panel 26 ga. Construction on walls
●	24’ Eaves (Minimum Eave Height of 22’)
●	1.12 Pitch Roof with Solar Reflecting R-Panel
●	Skirt Wall 15’ x 6’
●	Minimum (2) 3’x7’ Exit Doors with Push Bar Exit per County Requirements for Emergency EGRESS/INGRESS
●	(6) Six Bays
●	(4) Four Bay Doors, Height to be at least 20’
●	Highest Point on Metal Building Apex, 25’

II.	PAD SITE – APPROX. 97,500 SF:
●	Based on a Total Depth of 8” – 12” with Crushed Concrete #57 Rock and #1 Rock
●	Non-woven 6oz Geotextile Fabric

III.	CONCRETE SLAB - (100’ X 150’ X 8”) APPROX. 15,000 SF:
●	Dirt work – Staking, Grading, and Elevations
●	Form with 2x12
●	Bell Bottom Piers as Designated by Shop Drawings from Metal Building Fabricator
●	Minimum of (10) Ten Piers
●	Utilize Minimum 6 MIL Poly Plastic for Vapor Barrier
●	Set Steel – 5/8” Rebar # 5 Grade 60 A min. of 16” O.C.E.W. in (2) Two Lifts for 8” Slab
●	Concrete Mix will be Optimized for Environmental Conditions for Maximum Strength and Performance – 4000 PSI min. 1.5” Rock in Mix.
●	Smooth Finish with Gas Power Trowel
●	6” Curb Around Perimeter

IV.	CONCRETE RETAINING WALLS:
●	8” x 3’ High, Approx. 70’ Long 3,000 PSI Concrete Walls

V.	COMMERCIAL BOX GUTTERS:
●	Gutters and Downspouts

VI.	DIRTY WATER WASH SYSTEM USED TO WASH OUT SLUDGE AND SOLIDS FROM TANKERS AND VACUUM BOXES:
●	(1) One 15hp Fire Hose Rinse Pump to Rinse out Solids
●	(2) Two 75hp Spinner Drive Pumps to Wash Out Solids in Vacuum Boxes and Tankers using a Spinner
●	(1) One Main Control Panel for Dirty Water Wash Pumps
●	(2) Two Remote Control Panels for Dirty Water Wash Pumps
●	(2) Two Small Filter Hoppers for Solids Filtration During Dirty Water Circulation Suction Piping and Valves for Suction Side Piping of All (3) Three Dirty Water Pumps

VII.	SYSTEM TO WASH TANKERS AND BOXES AFTER UNLOADING:
●	(2) Two 40hp Spinner Pumps
●	(1) One Main Control Panel for Pumps
●	(2) Two Remote Control Panels for Pumps
●	(2) Two 3” Air Diaphragm Pumps (also used in Dirty Water Circulation)
●	(2) Two Filter Baskets for 3” Air Diaphragm Pumps
●	(2) Two 5 GPM @ 3,500 PSI Pressure Washers
●	(1) One 1,500 Gallon Poly Tanks with Automatic Fill Valve to be Used as a Freshwater Rinse Vat
●	(1) One 1,500 Gallon Stainless Steel Detergent Vat for Circulating Detergent to Clean Tanks and Boxes using the Spinner Pumps
●	All Necessary Piping for the Wash System on bays 2 & 3
●	(2) Two Spinner Cone Assemblies with Gamma Jet 4 Spinners
●	(1) One 10’ x 6’ Galvanized Work Platform Installed Between Bays 2 & 3

VIII.	SUMP PUMPS:
●	(1) One 3” Self-Priming Trash Pump with 10hp Motor (for Main Sump Pump)
●	(1) One HOA NEMA 4x Control Box (for 3” Sump Pump)
●	(1) One Class 1 Division 2 Float Switch with Rod and Ball (for Sump Pump Level Control)
●	(1) One 2” Self-Priming Trash Pump with 5hp Motor (for Small Sump Pump on Bay 5 & 6)
●	(1) One HOA NEMA 4x Control Box (for 2” Sump Pump)
●	(1) One Class 1 Division 2 Float Switch with Rod and Ball (for Sump Pump Level Control
●	Suction Piping for Both Pumps

IX.	FACILITY PIPING:
●	(4) Four Fire Hose Pump Discharge Piping Drops
●	(2) Two Sets of 75hp Pump Discharge Piping (3) Three Drops for Each Pump
●	(2) Two Sets of 3” Air Diaphragm Pump Discharge Piping for Dirty Water Circulation (3) Three Drops per Pump Piped to Primary Oil / Sludge Separator
●	3” Sump Pump Discharge Piping to Primary Oil / Sludge Separator
●	2” Sump Pump Discharge Piping to Primary Oil / Sludge Separator
●	Freshwater Piping
●	Compressed Air Piping

X.	SOLIDS HANDLING TOOLS:
●	(1) One Long Scraper to Pull Sludge out of Boxes
●	(3) Three Large 5 yard Dumping Hoppers

Together with all replacements, substitutions, replacement parts, additions, repairs, accessions & accessories incorporated therein and/or affixed thereto, INSOFAR AND ONLY INSOFAR as such items are non-permanent improvements located upon the surface of all that certain tract of 3.443 acres of land, more or less, situated in the John Dunman Survey, Abstract 231, Harris County, Texas, being out of Tract 3 as more particularly described in Exhibit A to that certain Special Warranty Deed dated January 27, 2012, from VNF, Inc., as Grantor, to W & P Development Corporation as Grantee, recorded as Instrument No. 20120039116, Official Public Records of Harris County, Texas (the “Equipment”).

The Equipment described above is made part of a Remediation Process Center (RPC) for the purpose of processing hydrocarbon E & P waste / tank bottoms. The RPC will process only accepted materials under the Texas Railroad Commission (TRRC) R-9 category as follows:

●	E & P Tank Bottoms
●	Barge Crude Oil Bottoms
●	Pipeline Crude Oil Tank Bottoms
●	Refinery Crude Oil Tank Bottoms (Prior to refining)
●	Other R-9 RCRA Exempt Materials that Qualify

Premises:	18511 Beaumont Highway, Houston, TX 77049

Additional security includes assignment of the following Lease Agreements:

➢	RPC Equipment Lease Agreement made effective as of March 17, 2023 by and between Viva Wealth Fund I, LLC, as Lessor, and VivaVentures Remediation Corp., as Lessee, for the use of the RPC Equipment listed therein.

➢	Wash plant Equipment Lease Agreement made effective as of May 23, 2023 by and between White Claw Colorado City, LLC, as Sublessor, and VivaVentures Remediation Corp., as Sublessee, for the use of the wash plant facility listed therein.